Annex B
                    LB-UBS Commercial Mortgage Trust 2000-C1
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

                                 $1,370,873,184
                                  (Approximate)
                          Initial Mortgage Pool Balance

[The following table was depicted as a map of the 48 contiguous United States.]

                  % of Initial Pool by
                  Cut-off Date Balance
                  --------------------

Alabama                   0.8%
Arizona                   1.3%
Arkansas                  0.6%
California               15.0%
Colorado                 12.4%
Connecticut               2.2%
Delaware
Florida                   2.8%
Georgia                   4.8%
Hawaii
Idaho
Illinois                  2.3%
Indiana                   0.6%
Iowa
Kansas
Kentucky
Louisiana                 2.3%
Maine
Maryland                 13.8%
Massachusetts             1.3%
Michigan                  0.2%
Minnesota                 0.8%
Mississippi               3.0%
Missouri                  0.2%
Montana
Nebraska
Nevada                    0.8%
New Hampshire             0.3%
New Jersey                5.5%
New Mexico
New York                 14.1%
North Carolina            2.9%
North Dakota
Ohio                      0.1%
Oklahoma                  0.2%
Oregon                    0.2%
Pennsylvania              2.1%
Rhode Island
South Carolina            0.4%
South Dakota
Tennessee                 0.4%
Texas                     8.1%
Utah                      0.2%
Vermont
Virginia
Washington                0.2%
West Virginia
Wisconsin
Wyoming


Warburg Dillon Read                                         LEHMAN BROTHERS
     MORGAN STANLEY DEAN WITTER               DEUTSCHE BANC ALEX.BROWN

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

                    LB-UBS Commercial Mortgage Trust 2000-C1
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

  Credit
  Support
               -----------------------------------------------------
   20.25%                       Class A-1
               -----------------------------------
   20.25%                       Class A-2
               -----------------------------------
   14.75%                        Class B
               -----------------------------------
   11.00%                        Class C
               -----------------------------------
    9.50%                        Class D
               -----------------------------------
    8.50%                        Class E
               -----------------------------------
    7.50%                        Class F                     Class X
               -----------------------------------
    6.60%                        Class G
               -----------------------------------
    5.00%                        Class H
               -----------------------------------
    3.75%                        Class J
               -----------------------------------
    3.00%                        Class K
               -----------------------------------
    2.20%                        Class L
               -----------------------------------
    1.30%                        Class M
               -----------------------------------
    1.00%                        Class N
               -----------------------------------
     N/A                         Class P
               -----------------------------------------------------

====================================================================================================================================
  Class          Original Face        Ratings             Coupon         Initial     Avg Life(2)     Principal          Legal
                     Amount        (Moody's/Fitch)     Description(1)     Coupon       (years)       Window(2)          Status
====================================================================================================================================
   A-1            $395,000,000         Aaa/AAA           Capped WAC                     5.728      04/00 - 05/09        Public
------------------------------------------------------------------------------------------------------------------------------------
   A-2             698,271,000         Aaa/AAA           Capped WAC                     9.567      05/09 - 01/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    B               75,398,000          Aa2/AA           Capped WAC                     9.775      01/10 - 01/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    C               51,408,000           A2/A            Capped WAC                     9.799      01/10 - 02/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    D               20,563,000          A3/A-            Capped WAC                     9.858      02/10 - 02/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    E               13,708,000        Baa1/BBB+          Capped WAC                     9.858      02/10 - 02/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    F               13,709,000        Baa2/BBB           Capped WAC                     9.858      02/10 - 02/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    G               12,338,000        Baa3/BBB-          Capped WAC                     9.858      02/10 - 02/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    H               21,934,000           (5)             Capped WAC                     9.858      02/10 - 02/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    J               17,136,000           (5)             Capped WAC                     9.858      02/10 - 02/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    K               10,281,000           (5)             Capped WAC                     9.903      02/10 - 03/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    L               10,967,000           (5)             Capped WAC                     9.983      03/10 - 04/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    M               12,338,000           (5)             Capped WAC                    10.227      04/10 - 02/11     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    N                4,113,000           (5)             Capped WAC                    12.359      02/11 - 01/14     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    P               13,709,183           (5)             Capped WAC                    17.246      01/14 - 03/20     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
    X            1,370,873,183(3)      Aaa/AAA            WAC I/O                       8.599 (4)  04/00 - 03/20        Public
====================================================================================================================================
  Total         $1,370,873,183            --                 --             --           --              --               --
====================================================================================================================================

(1) "Capped WAC" describes a coupon equal to the lesser of the initial coupon for the subject class and a weighted average of the net mortgage interest rates on the underlying mortgage loans.
(2) Expected assuming among other things, 0% CPR, no losses and that ARD loans pay off on their anticipated repayment date.
(3)   Represents notional amount on Class X.
(4)   Represents average life of notional amount of Class X.
(5)   Not offered hereby.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

      CERTAIN OFFERING POINTS

            o First Ever Public CMBS "E-Bond" Offering by Lehman Brothers Inc. and Warburg Dillon Read LLC. This transaction will be the first public CMBS transaction to be offered by Lehman Brothers Inc. and Warburg Dillon Read LLC over the Internet. Subject to approval, investors will have access to the Internet site through Lehman Brothers' Client Access Site at: www.client.lehman.com. The Client Access Site will also allow investors to place orders over the Internet if they so desire. On the site, investors will be provided with: 1) General details of the offering (summary of terms, structural highlights, parties involved in the transaction, etc.), 2) Informational materials such as the transaction summary book, structural and collateral term sheets and links to the Bloomberg slide show, 3) Roadshow schedule, 4) Preliminary/Final Prospectus Supplement and 5) Base Prospectus.

            o Newly Originated Collateral. The collateral consists of 190 mortgage loans (the "Mortgage Loans") with a principal balance, as of March 11, 2000 (the "Cut-Off Date"), of approximately $1.37 billion. All of the mortgage loans were originated by affiliates of Lehman Brothers Inc. as well as affiliates of Warburg Dillon Read, directly or through conduit correspondents.

            o Call Protection. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.00% of the Mortgage Loans provide for an initial lockout period. The weighted average initial lockout period for all loans is 3.2 years. Following their initial lockout periods, 155 Mortgage Loans prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of 2.5 months.

            o Weighted average remaining lock-out and treasury defeasance(for defeasance loans only) of 9.3 years.

            o     No loan delinquent 30 days or more as of the Cut-Off Date.

            o     $7,215,122 average loan balance as of the Cut-Off Date.

            o 1.44x Weighted Average Debt Service Coverage Ratio ("DSCR"), based on underwritten net cash flow, as of the Cut-Off Date (excluding CTL loans).

            o 63.4% Weighted Average Loan to Value ("LTV") as of the Cut-Off Date (excluding CTL loans but including other fully amortizing loans).

            o 57.4% Weighted Average LTV at Balloon (excluding CTL loans but including other fully amortizing loans).

            o The four largest loans contributed to the Trust are: 1) Cherry Creek Mall with a 47.6% LTV and 1.71x DSCR, 2) Annapolis Mall with a 58.3% LTV and 1.49x DSCR, 3) Westfield Portfolio with a 43.0% LTV and 1.87x DSCR and 4) Sangertown Square with a 40.9% LTV and 1.76x DSCR.

            o Property Type Diversification (by balance). 50.9% Retail (31.6% Regional Mall, 15.4% Anchored, and 3.9% Unanchored), 20.9% Office, 14.5% Multifamily (includes Senior Housing), 4.1% Industrial/Warehouse, 2.9% Mobile Home Park, 2.6% Hotel (1.1% Full Service and 1.4% Limited Service), 2.3% Credit Tenant Lease ("CTL"), 1.0% Self Storage, and 0.7% Mixed Use.

            o Geographic Distribution (by balance). The properties are distributed throughout 31 states. California (15.0%); New York (14.1%); Maryland (13.8%); Colorado (12.4%); Texas (8.1%); New
                  Jersey (5.5%); Georgia (4.8%), Mississippi (3.0%), all other states less than 3.0% each.

            o Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

            o     Cash flows will be modeled on BLOOMBERG.

                  Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to aggregate mortgage pool balance as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-Off Date Balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

                       PRIORITY AND TIMING OF CASH FLOWS*

                              [BAR CHART OMITTED]

* Assuming 0% CPR and No Losses

    RATING AGENCIES:          Moody's Investors Service, Inc. and Fitch IBCA
                              Inc.

    TRUSTEE:                  LaSalle Bank National Association

    MASTER SERVICER:          First Union National Bank

    SPECIAL SERVICER:         Lennar Partners, Inc.

    CLOSING DATE:             April 6, 2000

    CUT-OFF DATE:             March 11, 2000

    ERISA: Classes A-1, A-2, and X are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions.

    DETERMINATION DATE:       11th day of each month or, if such day is not a
                              business day, then the following business day.

    PAYMENT: Pays on 4th business day after Determination Date of each month, commencing in April 2000.

    CLASS X: The Class X is comprised of multiple components, one relating to each class of Principal Balance Certificates.

    OPTIONAL CALL:            1% Clean-up Call.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

MORTGAGE LOANS:               All of the mortgage loans were originated by
                              affiliates of Warburg Dillon Read LLC or Lehman
                              Brothers Inc. or by the approved conduit correspondents of those affiliates. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 8.336% and a weighted average remaining term to maturity ("WAM") of 110 months (assuming that the ARD loans mature on their ARD date). See the Collateral Overview
                              Tables at the end of this memo for more Mortgage
                              Loan details.

CREDIT ENHANCEMENT:           Credit enhancement for each class of Certificates
                              will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:                Principal and interest payments will generally be
                              made to Certificateholders in the following order:

                                    1)    Interest to the A Classes and X Class
                                          pro rata,

                                    2)    Principal up to the Principal
                                          Distribution Amount to the A-1 Class
                                          until such class is retired,*

                                    3)    After the A-1 Class is retired,
                                          Principal up to the Principal
                                          Distribution Amount to the Class A-2
                                          until such Class is retired,*

                                    4)    Interest to Class B, then Principal up
                                          to the Principal Distribution Amount
                                          to Class B until such Class is
                                          retired,

                                    5)    Interest to Class C, then Principal up
                                          to the Principal Distribution Amount
                                          to Class C until such Class is
                                          retired,

                                    6)    Interest to Class D, then Principal up
                                          to the Principal Distribution Amount
                                          to Class D until such Class is
                                          retired,

                                    7)    Interest to Class E, then Principal up
                                          to the Principal Distribution Amount
                                          to Class E until such Class is
                                          retired,

                                    8)    Interest to Class F, then Principal up
                                          to the Principal Distribution Amount
                                          to Class F until such Class is
                                          retired,

                                    9)    Interest to Class G, then Principal up
                                          to the Principal Distribution Amount
                                          to Class G until such Class is retired

                                    10)   Interest and Principal up to the
                                          Principal Distribution Amount to the
                                          Private Classes, sequentially.

                              * A-1 and A-2 Classes are pro rata if Classes B through P are retired.

REALIZED LOSSES:              Realized Losses from any Mortgage Loan will be
                              allocated in reverse sequential order (i.e.
                              Classes P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through P have been retired by losses, Realized Losses shall be applied to the then existing A Classes pro-rata.

APPRAISAL REDUCTIONS:         With respect to certain specially serviced
                              Mortgage Loans as to which an appraisal is required, including any Mortgage Loan that becomes
                              60 days delinquent, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related
                              Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related
                              Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                     Minimum        Increments
           Classes                 Denomination     Thereafter       Delivery
--------------------------------------------------------------------------------
A-1, A-2, B, C, D, E, F and G        $10,000            $1              DTC
--------------------------------------------------------------------------------
              X                     $250,000            $1              DTC

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

PREPAYMENT PREMIUMS*

====================================================================================================================================
      Prepayment
       Premium          3/1/00    3/1/01    3/1/02    3/1/03     3/1/04    3/1/05    3/1/06    3/1/07     3/1/08    3/1/09    3/1/10
------------------------------------------------------------------------------------------------------------------------------------
   Lock-Out / Def.      100.0%    100.0%    100.0%     72.2%      70.3%     68.3%     68.3%     77.2%      77.2%     74.4%    100.0%
------------------------------------------------------------------------------------------------------------------------------------
  Yield Maintenance        -         -         -       27.8%      29.7%     31.3%     31.3%     22.8%      22.8%     22.8%       -
====================================================================================================================================
      Sub Total:        100.0%    100.0%    100.0%    100.0%     100.0%     99.6%     99.6%    100.0%     100.0%     97.2%    100.0%
====================================================================================================================================

====================================================================================================================================
          5%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
          4%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
          3%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
          2%               -         -         -         -          -       0.4%        -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
          1%               -         -         -         -          -         -       0.4%        -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
         Open              -         -         -         -          -         -         -         -          -       2.8%        -
====================================================================================================================================
        Total:          100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%
====================================================================================================================================

* % represents % of then outstanding balance as of the date shown, assuming no prepayments and defaults.

OPEN PREPAYMENT PERIOD AT END OF LOAN (i.e. Prior to Maturity Date or ARD, as applicable):

            ========================================================
            Open Period at End                         % of Initial
                 of Loan*          Number of Loans     Pool Balance
            --------------------------------------------------------
                   None                  28                10.74%
            --------------------------------------------------------
                 1 Month                 32                10.21
            --------------------------------------------------------
                 2 Months                11                 8.16
            --------------------------------------------------------
                 3 Months               109                68.31
            --------------------------------------------------------
                 4 Months                1                  0.65
            --------------------------------------------------------
                 6 Months                9                  1.92
            ========================================================
                  Total:                190               100.00%
            ========================================================
            *  Weighted average open period at end of loan is 2.5 months.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

CREDIT TENANT
LEASE LOANS:                  Credit Tenant Lease Loans are secured by mortgages
                              on properties which are leased (each a "Credit
                              Tenant Lease") to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant
                              Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related
                              Credit Tenant Lease Loans.

                              The Credit Tenant Lease Loans generally provide that the tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                                    (i)   the Tenant is obligated to continue
                                          making payments;

                                    (ii)  the Tenant must make an offer to
                                          purchase the applicable property
                                          subject to the Credit Tenant Lease for
                                          an amount not less than the unpaid
                                          principal balance plus accrued
                                          interest on the related Credit Tenant
                                          Lease Loan; or

                                    (iii) the Trustee on behalf of the
                                          Certificateholders will have the
                                          benefit of certain non-cancelable
                                          credit lease enhancement policies
                                          obtained to cover certain casualty
                                          and/or condemnation risks.

                              Approximately 2.3% of the Mortgage Loans are
                              Credit Tenant Lease Loans.

============================================================================================================================
                                        Number            Cut-Off Date                      Credit Rating    Credit Rating
    Tenant / Guarantor                Of Loans             Balance ($)      Lease Type(1)      (S&P)          (Moody's)
============================================================================================================================
   Super Stop & Shop(2)                    1               $14,300,000          NNN               A-              A3
----------------------------------------------------------------------------------------------------------------------------
   CVS                                     4                 8,502,001           NN               A               A3
----------------------------------------------------------------------------------------------------------------------------
   BellSouth                               1                 5,962,636          Bond             AAA              Aa2
----------------------------------------------------------------------------------------------------------------------------
   Walgreens                               1                 3,226,473           NN             A+(3)             Aa3
============================================================================================================================
   Total:                                  7               $31,991,110           --               A+              A2
============================================================================================================================

(1) "Bond" means bondable lease, "NNN" means triple net lease and "NN" means double net lease.
(2)   Ahold Guaranty.
(3)   Issuer Credit Rating.

RESERVES:                     The table below relates only to conventional
                              conduit loans and excludes all CTL loans as well as the four loans with Cut-Off Date Balances of more than $50 million that were originated by UBS
                              Principal Finance's or Lehman's Large Loan
                              Program.

 ===============================================================================
                         % of Conduit Loans
                          w/Annual Escrows     Current Balance    Annual Deposit
 ===============================================================================
 Replacement Reserves          89.5%             $1,793,776         $3,437,452
 -------------------------------------------------------------------------------
 Taxes                         98.1%                 N/A           $14,256,514
 -------------------------------------------------------------------------------
 Insurance                     91.1%                 N/A            $2,156,843
 -------------------------------------------------------------------------------
 T1 & LC Commercial            71.9%             $2,736,879         $3,811,136
 ===============================================================================

CASH MANAGEMENT:              Mortgage Loans representing 77.9% of the Initial
                              Pool Balance employ cash management systems.


         ===============================================================
                                              Mortgage Pool
         ===============================================================
         Springing Lockbox            49.3% of Initial Pool Balance
         ---------------------------------------------------------------
         Hard Lockbox                 28.6% of Initial Pool Balance
         ===============================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

SIGNIFICANT
MORTGAGE LOANS:               There are four loans with a Cut-Off Date principal
                              balance in excess of $50 million. Each of the large loans has been bifurcated into an A Note and a B Note. The A Note has been deposited into the Trust and will pay principal and interest to the Trust, with the B Note, paying interest only until the A Note is retired. Each B Note or securities backed thereby will be rated investment grade by Fitch. The following table provides a summary of the four largest loans:

====================================================================================================================================
   Cherry Creek Mall        Property       # of     Cut-Off Date      % of     Coupon    Term to    Amortization     DSCR      LTV
                              Type         Prop.      Balance         Loan                 ARD         Term(2)
====================================================================================================================================
        A Note               Retail          1       $148,497,918    83.9%       TBD     7 years     25 years(3)    1.71x     47.6%
                         (Regional Mall)
------------------------------------------------------------------------------------------------------------------------------------
       B Note(1)             Retail          1        $28,502,082    16.1%       TBD     7 years     25 years(3)      -         -
                         (Regional Mall)
====================================================================================================================================
        Total / Weighted Average:            1       $177,000,000   100.0%     7.680%    7 years     25 years(3)    1.47x     56.8%
====================================================================================================================================

====================================================================================================================================
    Annapolis Mall          Property       # of     Cut-Off Date      % of     Coupon    Term to    Amortization     DSCR      LTV
                              Type         Prop.      Balance         Loan                 ARD         Term(2)
====================================================================================================================================
        A Note               Retail          1       $123,031,572    85.4%       TBD     10 years     30 years      1.51x   58.3%(4)
                         (Regional Mall)
------------------------------------------------------------------------------------------------------------------------------------
       B Note(1)             Retail          1        $21,099,647    14.6%       TBD     10 years     30 years        -         -
                         (Regional Mall)
====================================================================================================================================
        Total / Weighted Average:            1       $144,131,219   100.0%     8.177%    10 years     30 years      1.31x   68.2%(4)
====================================================================================================================================

====================================================================================================================================
  Westfield Portfolio       Property       # of    Cut-Off Date       % of     Coupon    Term to    Amortization     DSCR      LTV
                              Type         Prop.      Balance         Loan                 ARD         Term(2)
====================================================================================================================================
        A Note               Retail          2        $99,000,000    77.9%       TBD     10 years     30 years      1.87x     43.0%
                         (Regional Mall)
------------------------------------------------------------------------------------------------------------------------------------
       B Note(1)             Retail          2        $28,128,567    22.1%       TBD     10 years     30 years        -         -
                         (Regional Mall)
====================================================================================================================================
        Total / Weighted Average:            2       $127,128,567   100.0%     8.177%    10 years     30 years      1.49x     55.2%
====================================================================================================================================

====================================================================================================================================
   Sangertown Square        Property       # of     Cut-Off Date      % of     Coupon    Term to    Amortization     DSCR      LTV
                              Type         Prop.      Balance         Loan                 ARD         Term(2)
====================================================================================================================================
        A Note               Retail          1        $62,145,749    81.4%       TBD     10 years     30 years      1.76x     40.9%
                         (Regional Mall)
------------------------------------------------------------------------------------------------------------------------------------
       B Note(1)             Retail          1        $14,204,280    18.6%       TBD     10 years     30 years        -         -
                         (Regional Mall)
====================================================================================================================================
        Total / Weighted Average:            1        $76,350,029   100.0%     8.820%    10 years     30 years      1.45x     50.2%
====================================================================================================================================

(1)   Privately placed.
(2)   Loan has a hyper-amortization feature after ARD.
(3) First five years interest only then 25 year amortization schedule thereafter.
(4) There is also additional collateral in the form of $15 million letter of credit, except that it is subject to release or reduction upon satisfaction of certain considerations.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

================================================================================
                             CHERRY CREEK MALL LOAN
================================================================================
A Note Cut-Off Date Balance:        $148,497,918
--------------------------------------------------------------------------------
Coupon:                             TBD (weighted average of A & B Note is
                                    7.680%)
--------------------------------------------------------------------------------
Anticipated Repayment Date:         August 11,2006
--------------------------------------------------------------------------------
Term to ARD:                        7 years
--------------------------------------------------------------------------------
Amortization:                       First five years interest only; 25 year
                                    schedule thereafter; hyper-amortization
                                    commencing after the ARD
--------------------------------------------------------------------------------
Sponsor:                            Taubman Centers Inc.
--------------------------------------------------------------------------------
Anchors:                            Foley's, Lord & Taylor, Saks Fifth Avenue
                                    and Neiman Marcus
--------------------------------------------------------------------------------
Property:                           1,316,435 square foot, two-level enclosed
                                    regional mall
--------------------------------------------------------------------------------
Location:                           Denver, Colorado
--------------------------------------------------------------------------------
1999 In-Line Sales/SF:              $450
--------------------------------------------------------------------------------
In-Line Cost of Occupancy:          14.6%
--------------------------------------------------------------------------------
Overall Occupancy:                  97.5% (based on 12/31/00 rent rolls)
--------------------------------------------------------------------------------
Value:                              $311.8 million
--------------------------------------------------------------------------------
LTV (A Note):                       47.6%
--------------------------------------------------------------------------------
DSCR (A Note):                      1.71x
--------------------------------------------------------------------------------
Reserves:                           Springing (if DSCR falls below 1.30x or an
                                    event of default occurs on combined A & B
                                    Notes, monthly reserve of real estate taxes,
                                    insurance, capital improvements, leasing
                                    commissions and ground lease payments)
--------------------------------------------------------------------------------
Lockbox:                            Borrower has access to account until DSCR
                                    falls below 1.30x or an event of default
                                    occurs or ARD
================================================================================

================================================================================
                               ANNAPOLIS MALL LOAN
================================================================================
A Note Cut-Off Date Balance:        $123,031,572
--------------------------------------------------------------------------------
Coupon:                             TBD (weighted average of A & B Note is
                                    8.177%)
--------------------------------------------------------------------------------
Anticipated Repayment Date:         December 11, 2009
--------------------------------------------------------------------------------
Term to ARD:                        10 years
--------------------------------------------------------------------------------
Amortization:                       30 years; hyper-amortization commencing
                                    after the ARD
--------------------------------------------------------------------------------
Sponsor:                            Westfield America, Inc.
--------------------------------------------------------------------------------
Anchors:                            Hechts, Nordstrom, Lord & Taylor, JC Penney
                                    and Montgomery Ward
--------------------------------------------------------------------------------
Property:                           1,116,630 square foot regional shopping
                                    center
--------------------------------------------------------------------------------
Location:                           Annapolis, Maryland
--------------------------------------------------------------------------------
1999 In-Line Sales/SF:              $415
--------------------------------------------------------------------------------
In-Line Cost of Occupancy:          12.7%
--------------------------------------------------------------------------------
Overall Occupancy:                  98.9% (based on 2/1/00 rent rolls)
--------------------------------------------------------------------------------
Value:                              $211.2 million(1)
--------------------------------------------------------------------------------
LTV (A Note):                       58.3%
--------------------------------------------------------------------------------
DSCR (A Note):                      1.51x
--------------------------------------------------------------------------------
Reserves:                           Springing (if DSCR falls below 1.25x or an
                                    event of default occurs, lockbox will be
                                    established for tenant improvements, leasing
                                    commissions, operating expenses and
                                    replacement reserves)
--------------------------------------------------------------------------------
Lockbox:                            Hard for debt service, tax and insurance;
                                    Springing for reserves
================================================================================
(1) There is also additional collateral in the form of $15 million letter of credit, except that it is subject to release or reduction upon satisfaction of certain conditions.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

================================================================================
                            WESTFIELD PORTFOLIO LOAN
================================================================================
A Note Cut-Off Date Balance:        $99,000,000
--------------------------------------------------------------------------------
Coupon:                             TBD (weighted average of A & B Note is
                                    8.177%)
--------------------------------------------------------------------------------
Anticipated Repayment Date:         December 11, 2009
--------------------------------------------------------------------------------
Term to ARD:                        10 years
--------------------------------------------------------------------------------
Amortization:                       30 years; hyper-amortization commencing
                                    after the ARD
--------------------------------------------------------------------------------
Sponsor:                            Westfield America, Inc,
--------------------------------------------------------------------------------
Anchors:                            Macy's, Macy's Men's & Furniture, Target,
                                    Burlington Coat Factory and Mervyn's
--------------------------------------------------------------------------------
Property:                           Downtown Plaza, a 1,191,347 square foot
                                    regional shopping mall, and Eastland Center,
                                    an 846,781 square foot power center. Total
                                    GLA: 2,038,128 square feet of GLA
--------------------------------------------------------------------------------
Location:                           California
--------------------------------------------------------------------------------
1999 In-Line Sales/SF:              Overall: $271 ; Downtown Plaza: $314;
                                    Eastland Center: $217
--------------------------------------------------------------------------------
In-Line Cost of Occupancy:          Overall: 9.0%; Downtown Plaza: 12.9%;
                                    Eastland Center: 4.0%
--------------------------------------------------------------------------------
Overall Occupancy:                  Overall: 96.9%; Downtown Plaza: 96.9%;
                                    Eastland Center: 97.0% (based on 2/1/00 rent
                                    rolls)
--------------------------------------------------------------------------------
Value:                              $230.2 million
--------------------------------------------------------------------------------
LTV (A Note):                       43.0%
--------------------------------------------------------------------------------
DSCR (A Note):                      1.87x
--------------------------------------------------------------------------------
Reserves:                           Springing (if DSCR falls below 1.25x or if
                                    an event of default occurs, lockbox will be
                                    established for replacement reserves,
                                    leasing commissions, tenant improvements,
                                    and operating expenses)
--------------------------------------------------------------------------------
Lockbox:                            Hard for debt service, tax and insurance;
                                    Springing for reserves
================================================================================

================================================================================
                             SANGERTOWN SQUARE LOAN
================================================================================
A Note Cut-Off Date Balance:        $62,145,749
--------------------------------------------------------------------------------
Coupon:                             TBD (weighted average of A & B Note is
                                    8.820%)
--------------------------------------------------------------------------------
Anticipated Repayment Date:         December 1, 2009
--------------------------------------------------------------------------------
Term to ARD:                        10 years
--------------------------------------------------------------------------------
Amortization:                       30 years; hyper-amortization commencing
                                    after the ARD
--------------------------------------------------------------------------------
Sponsor:                            The Pyramid Companies
--------------------------------------------------------------------------------
Anchors:                            Sears, Kaufmann's, JC Penney and Bradlees
--------------------------------------------------------------------------------
Property:                           855,360 square foot, fully enclosed regional
                                    mall
--------------------------------------------------------------------------------
Location:                           New Hartford, New York
--------------------------------------------------------------------------------
1999 In-Line Sales/SF:              $370
--------------------------------------------------------------------------------
In-Line Cost of Occupancy:          11.6%
--------------------------------------------------------------------------------
Overall Occupancy:                  93.7% (based on 2/00 rent roll)
--------------------------------------------------------------------------------
Value:                              $152.0 million
--------------------------------------------------------------------------------
LTV (A Note):                       40.9%
--------------------------------------------------------------------------------
DSCR (A Note):                      1.76x
--------------------------------------------------------------------------------
Reserves:                           Replacement: $175,000/year; Tenant Rollover:
                                    $200,000/year; Renovation: $2,000,000(1);
                                    Tax & Insurance: Funded monthly based on
                                    estimated annual expenses; Debt Service: One
                                    month of debt service(2)
--------------------------------------------------------------------------------
Lockbox:                            Hard
================================================================================
(1) In the event that the borrower has not substantially completed a major renovation of the property by 12/1/08, borrower will be required to establish such renovation reserve.
(2) Subject to release based on achievement of certain NOI tests (trailing 12 months NOI should at least be $11.3 million).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

                              The yield maintenance charge due in connection with a prepayment will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield (converting from semi-annual to monthly pay) of a Treasury security of similar maturity in most cases, assuming ARD loans mature on their anticipated repayment dates.

                              A portion of any collected prepayment premium will be paid on the Class of Principal Balance Certificates senior to the Class J Certificates then receiving principal based on the Discount Rate Fraction Methodology. The following example reflects that method. The balance of the prepayment premium will be distributed to the Class X Certificates.

                              Discount Rate Fraction Methodology:

                              Mortgage Loan Characteristics of Mortgage Loan being prepaid:

                                Balance                      $10,000,000
                                Coupon                       8.00%
                                Maturity                     10 years
                              Treasury Rate (monthly)        6.50%
                              Certificate Characteristics
                                Class A-1 Coupon             7.50%
                              Discount Rate Fraction Example:

                           ===============================================================================================
                                                                                Class A-1               Class X
                                                                               Certificates          Certificates
                           -----------------------------------------------------------------------------------------------
                           Principal Payment                                   $10,000,000                N/A
                           -----------------------------------------------------------------------------------------------
                           Discount Rate Fraction Calculation
                           (Class A-1 Coupon - Reinvestment Yield) /        (7.50% - 6.50%) /
                           (Gross Mortgage Rate - Reinvestment Yield) =     (8.00% - 6.50%) =     (100.0% - 66.7%) =
                           Discount Rate Fraction =                               66.7%                  33.3%
                           -----------------------------------------------------------------------------------------------
                           % of Premium Allocated to Classes:                     66.7%                  33.3%
                           ===============================================================================================

ANTICIPATED REPAYMENT DATE LOANS:

                              Mortgage Loans representing 51.4% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

DETAILED MONTHLY INVESTOR REPORTING:

                              Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

              Name of Report                  Description (information provided)
  ------------------------------------------------------------------------------
  1    Remittance Report                      Principal and interest
                                              distributions, principal balances
  ------------------------------------------------------------------------------
  2    Mortgage Loan Status Report            Portfolio stratifications
  ------------------------------------------------------------------------------
  3    Comparative Financial Status Report    Revenue, NOI, DSCR to the extent
                                              available
  ------------------------------------------------------------------------------
  4    Delinquent Loan Status Report          Listing of delinquent mortgage
                                              loans
  ------------------------------------------------------------------------------
  5    Historical Loan Modification Report    Information on modified mortgage
                                              loans
  ------------------------------------------------------------------------------
  6    Historical Loss Estimate Report        Liquidation proceeds, expenses,
                                              and realized losses
  ------------------------------------------------------------------------------
  7    REO Status Report                      NOI and value of REO
  ------------------------------------------------------------------------------
  8    Servicer Watch List                    Listing of loans in jeopardy of
                                              becoming Specially Serviced
  ------------------------------------------------------------------------------
  9    Loan Payoff Notification Report        Listing of loans where borrower
                                              has requested a pay-off statement

ADVANCING:                    The Master Servicer will be obligated to make
                              advances of scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:            The Controlling Class will generally be the most
                              subordinate class with a Certificate Balance outstanding that is at least 25% of the initial
                              Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of each Mortgage Loan with a Cut-Off Date Balance in excess of $50 million, for so long as the principal amount of the corresponding B Note (net of any existing related Appraisal Reduction
                              Amount) is at least 50% of the original principal amount of such B Note, the holder of such B Note will have the right to direct or advise the Special Servicer with respect to special servicing actions for such Mortgage Loan and the corresponding B Note.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

                 GENERAL CHARACTERISTICS
========================================================
          Characteristics
--------------------------------------------------------
        Initial Pool Balance           $1,370,873,184
--------------------------------------------------------
          Number of Loans                    190
--------------------------------------------------------
             Gross WAC                     8.336%
--------------------------------------------------------
          Original WAM(1)                114 months
--------------------------------------------------------
          Remaining WAM(1)               110 months
--------------------------------------------------------
        Average Loan Balance             $7,215,122
--------------------------------------------------------
      Weighted Average DSCR(2)              1.44x
--------------------------------------------------------
    WA Cut-Off Date LTV Ratio(2)            63.4%
--------------------------------------------------------
    WA LTV at Maturity/ARD(2,3)             57.4%
--------------------------------------------------------
        Geographic Diversity              31 states
--------------------------------------------------------
        Balloon or ARD Loans                98.2%
========================================================
(1)   Assumes ARD loans mature on their Anticipated Repayment Dates.
(2)   Excludes CTL loans.
(3)   Includes fully amortizing loans other than CTL loans.


                      PROPERTY TYPES
=====================================================
                                % of Initial Pool
      Property Types                 Balance
-----------------------------------------------------
          Retail                      50.9%
-----------------------------------------------------
          Office                      20.9
-----------------------------------------------------
       Multifamily*                   14.5
-----------------------------------------------------
   Industrial/Warehouse                4.1
-----------------------------------------------------
     Mobile Home Park                  2.9
-----------------------------------------------------
            CTL                        2.3
-----------------------------------------------------
           Hotel                       2.6
-----------------------------------------------------
       Self Storage                    1.0
-----------------------------------------------------
         Mixed Use                     0.7
=====================================================
          Total:                     100.0%
=====================================================
*     Includes Senior Housing loans.

                         DEAL SUMMARY BY PROPERTY TYPE

====================================================================================================================================
                                                  % of
                                 Aggregate        Initial      Average      Gross      Rem.                        WA
                       # of      Cut-off Date      Pool      Cut-off Date    WAC       WAM       WA      WA     Occupancy    Balloon
     Property Type     Loans     Balance ($)      Balance     Balance ($)    (%)    (mos)(1)   LTV(2)  DSCR(2)  Rate (%)(3)     %
------------------------------------------------------------------------------------------------------------------------------------
Retail                    48     $697,129,006      50.9%     $14,523,521    8.222%     108      57.5%   1.56x     97.43%     28.55%
------------------------------------------------------------------------------------------------------------------------------------
    Regional Mall          4      432,675,239      31.6      108,168,810    8.099      104      48.6    1.70      97.24       0.00
------------------------------------------------------------------------------------------------------------------------------------
    Anchored              29      210,784,070      15.4        7,268,416    8.382      118      72.8    1.33      97.80      69.73
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored            15       53,669,697       3.9        3,577,980    8.593      104      69.5    1.32      97.50      97.02
------------------------------------------------------------------------------------------------------------------------------------
Office                    31      287,145,624      20.9        9,262,762    8.474      109      68.1    1.29      93.17      46.10
------------------------------------------------------------------------------------------------------------------------------------
Multifamily(4)            58      198,469,377      14.5        3,421,886    8.353      110      74.4    1.30      95.92      81.60
------------------------------------------------------------------------------------------------------------------------------------
Industrial/W'house        14       56,776,866       4.1        4,055,490    8.446      101      70.7    1.34      98.82      84.65
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park          18       39,811,009       2.9        2,211,723    8.191      106      68.2    1.39      95.33     100.00
------------------------------------------------------------------------------------------------------------------------------------
Hotel                      8       35,361,045       2.6        4,420,131    8.882      105      59.5    1.54       N/A       93.43
------------------------------------------------------------------------------------------------------------------------------------
    Limited Service        6       19,815,802       1.4        3,302,634    8.890      117      57.5    1.65       N/A       88.28
------------------------------------------------------------------------------------------------------------------------------------
    Full Service           2       15,545,243       1.1        7,772,621    8.873       89      61.9    1.41       N/A      100.00
------------------------------------------------------------------------------------------------------------------------------------
CTL                        7       31,991,110       2.3        4,570,159    8.660      217     N/A      N/A      100.00      24.21
------------------------------------------------------------------------------------------------------------------------------------
Self Storage               2       13,988,507       1.0       13,988,507    8.831       60      73.4    1.31      86.27     100.00
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                  4       10,200,641       0.7        2,550,160    8.743       96      60.1    1.36      85.86      64.02
====================================================================================================================================
Total/Avg/Wtd.Avg:       190   $1,370,873,184     100.0%      $7,215,122    8.336%     110      63.4%   1.44x     96.14%     46.87%
====================================================================================================================================

(1)   Assumes ARD loans mature on their Anticipated Repayment Dates
(2)   Excludes credit tenant lease loans.
(3)   Excludes hotels.
(4)   Includes Senior Housing loans.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

                  LOAN SIZE DISTRIBUTION
===========================================================
     Cut-Off Date Balance          # of     % of Initial
          Ranges ($)              Loans     Pool Balance
===========================================================
         0 - 2,000,000              55          4.35%
-----------------------------------------------------------
     2,000,001 - 6,000,000          87         23.04
-----------------------------------------------------------
     6,000,001 - 10,000,000         19         11.36
-----------------------------------------------------------
    10,000,001 - 14,000,000         12         10.54
-----------------------------------------------------------
    14,000,001 - 18,000,000          7          8.14
-----------------------------------------------------------
    18,000,001 - 24,000,000          3          4.55
-----------------------------------------------------------
    24,000,001 - 36,000,000          2          3.81
-----------------------------------------------------------
    36,000,001 - 58,000,000          1          2.65
-----------------------------------------------------------
    58,000,001 - 66,000,000          1          4.53
-----------------------------------------------------------
    66,000,001 - 138,000,000         2         16.20
-----------------------------------------------------------
   138,000,001 - 149,000,000         1         10.83
===========================================================
            Total:                 190        100.00%
===========================================================
Min.: $298,955
Max.: $148,497,918
Avg.: $7,215,122

                 GROSS RATE DISTRIBUTION
==========================================================
     Gross Rate Ranges          # of      % of Initial
            (%)                Loans      Pool Balance
==========================================================
       7.251 - 7.500              3           1.51%
----------------------------------------------------------
       7.501 - 7.750              4          11.40
----------------------------------------------------------
       7.751 - 8.000              8           7.49
----------------------------------------------------------
       8.001 - 8.250             41          31.30
----------------------------------------------------------
       8.251 - 8.500             40          11.94
----------------------------------------------------------
       8.501 - 8.750             47          16.92
----------------------------------------------------------
       8.751 - 9.000             28          12.53
----------------------------------------------------------
       9.001 - 9.250             14           6.58
----------------------------------------------------------
       9.251 - 9.500              3           0.14
----------------------------------------------------------
       9.501 - 9.750              2           0.20
==========================================================
           Total:               190         100.00%
==========================================================
Min.: 7.430%
Max.: 9.750%
Wtd. Avg.:8.336%

              REMAINING TERM TO MATURITY(1)
===========================================================
            Months                 # of     % of Initial
                                  Loans     Pool Balance
===========================================================
            49 - 60                 12          5.25%
-----------------------------------------------------------
            73 - 84                 10         14.92
-----------------------------------------------------------
            85 - 96                  1          0.10
-----------------------------------------------------------
           109 - 120               160         76.93
-----------------------------------------------------------
           121 - 132                 1          0.90
-----------------------------------------------------------
           229 - 240                 6          1.90
===========================================================
            Total:                 190        100.00%
===========================================================
(1)   Assumes ARD Loans mature on their Anticipated Repayment Dates
Min.: 50 months
Max.: 240 months
Wtd. Avg.: 110 months

             REMAINING AMORTIZATION TERM(1)
==========================================================
           Months               # of      % of Initial
                               Loans      Pool Balance
==========================================================
          0 - 156                4            1.32%
----------------------------------------------------------
         229 - 276               12           3.92
----------------------------------------------------------
         289 - 300               33          17.61
----------------------------------------------------------
         313 - 336               2            0.93
----------------------------------------------------------
         349 - 360              139          76.22
==========================================================
           Total:               190          100.0%
==========================================================
Min.: 0 months
Max.: 360 months
Wtd. Avg.: 338 months
(1)   Assumes ARD Loans mature on their Anticipated Repayment Dates

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

          DEBT SERVICE COVERAGE RATIOS (DSCR)(1)
===========================================================
         Cut-Off Date             # of      % of Initial
       DSCR Ranges (x)            Loans     Pool Balance
===========================================================
         1.20 - 1.24               28          17.89%
-----------------------------------------------------------
         1.25 - 1.29               49          19.96
-----------------------------------------------------------
         1.30 - 1.34               32          11.40
-----------------------------------------------------------
         1.35 - 1.39               23           8.44
-----------------------------------------------------------
         1.40 - 1.49               22           4.67
-----------------------------------------------------------
         1.50 - 1.69               19          11.85
-----------------------------------------------------------
         1.70 - 1.79                6          17.82
-----------------------------------------------------------
         1.80 - 2.59                4           7.98
===========================================================
            Total:                 183        100.00%
===========================================================
(1) Excludes CTL loans.
Min.: 1.20x
Max.: 2.43x
Wtd. Avg.:1.44x

              LOAN TO VALUE RATIOS (LTV)(1)
==========================================================
        Cut-Off Date            # of       % of Initial
       LTV Ranges (%)           Loans      Pool Balance
==========================================================
      30.001 - 45.000             4           12.37%
----------------------------------------------------------
      45.001 - 50.000             5           11.78
----------------------------------------------------------
      50.001 - 55.000             7            1.36
----------------------------------------------------------
      55.001 - 60.000            17           14.95
----------------------------------------------------------
      60.001 - 65.000            11            6.77
----------------------------------------------------------
      65.001 - 70.000            29            8.01
----------------------------------------------------------
      70.001 - 75.000            68           26.77
----------------------------------------------------------
      75.001 - 80.000            42           17.98
==========================================================
           Total:                183         100.00%
==========================================================
(1) Excludes CTL loans.
Min.: 33.4%
Max.: 79.9%
Wtd. Avg.: 63.4%

                    OCCUPANCY RATES(1)
===========================================================
    Cut-Off Date Occupancy        # of      % of Initial
          Ranges (%)              Loans     Pool Balance
===========================================================
        70.01 - 75.00               1           0.16%
-----------------------------------------------------------
        75.01 - 80.00               2           1.51
-----------------------------------------------------------
        80.01 - 85.00               5           2.49
-----------------------------------------------------------
        85.01 - 90.00               7           3.12
-----------------------------------------------------------
        90.01 - 95.00              40          23.63
-----------------------------------------------------------
           95.01 >=                127         69.08
===========================================================
            Total:                 182        100.00%
===========================================================
(1) Excluding hotels.
Min.:71.9%
Max.: 100.0%
Wtd. Avg.:96.1%

           MATURITY DATE/ARD LOAN TO VALUE(1)
==========================================================
    Cut-Off Date Balloon        # of       % of Initial
       LTV Ranges (%)           Loans      Pool Balance
==========================================================
      30.001 - 40.000             5           12.47%
----------------------------------------------------------
      40.001 - 45.000             1            0.18
----------------------------------------------------------
      45.001 - 50.000            17           15.11
----------------------------------------------------------
      50.001 - 55.000            14           14.30
----------------------------------------------------------
      55.001 - 60.000            20            8.17
----------------------------------------------------------
      60.001 - 65.000            32            9.47
----------------------------------------------------------
      65.001 - 70.000            63           27.74
----------------------------------------------------------
      70.001 - 75.000            30           11.46
----------------------------------------------------------
      75.001 - 80.000             1            1.10
==========================================================
           Total:                183         100.00%
==========================================================
(1) Excludes CTL loans but includes other fully amortizing loans.
Min.: 30.6%
Max.:75.0 %
Wtd. Avg.: 57.4%

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).

                    GEOGRAPHIC DISTRIBUTION
===========================================================
            State                 # of      % of Initial
                                  Loans     Pool Balance
===========================================================
          California               18          15.05%
-----------------------------------------------------------
           New York                26          14.08
-----------------------------------------------------------
           Maryland                 9          13.78
-----------------------------------------------------------
           Colorado                 4          12.40
-----------------------------------------------------------
            Texas                  30           8.13
-----------------------------------------------------------
          New Jersey               13           5.48
-----------------------------------------------------------
           Georgia                  6           4.77
-----------------------------------------------------------
         Mississippi                3           3.00
-----------------------------------------------------------
        North Carolina              6           2.89
-----------------------------------------------------------
           Florida                 17           2.85
-----------------------------------------------------------
           Illinois                 3           2.28
-----------------------------------------------------------
          Louisiana                 4           2.27
-----------------------------------------------------------
         Connecticut                7           2.25
-----------------------------------------------------------
         Pennsylvania              10           2.09
-----------------------------------------------------------
           Arizona                  8           1.29
-----------------------------------------------------------
        Massachusetts               3           1.28
-----------------------------------------------------------
           Alabama                  2           0.84
-----------------------------------------------------------
            Nevada                  1           0.79
-----------------------------------------------------------
          Minnesota                 1           0.78
-----------------------------------------------------------
           Arkansas                 2           0.59
-----------------------------------------------------------
           Indiana                  2           0.58
-----------------------------------------------------------
        South Carolina              3           0.43
-----------------------------------------------------------
          Tennessee                 2           0.40
-----------------------------------------------------------
        New Hampshire               2           0.27
-----------------------------------------------------------
             Utah                   1           0.25
-----------------------------------------------------------
           Oklahoma                 1           0.24
-----------------------------------------------------------
           Michigan                 1           0.24
-----------------------------------------------------------
           Missouri                 1           0.24
-----------------------------------------------------------
          Washington                2           0.18
-----------------------------------------------------------
            Oregon                  1           0.17
-----------------------------------------------------------
             Ohio                   1           0.13
===========================================================
            Total:                190         100.00%
===========================================================

=========================================================
    Loan Type              Number           % of Initial
                          Of Loans          Pool Balance
=========================================================
     Balloon                154                46.9%
---------------------------------------------------------
    ARD Loan                31                 51.4
---------------------------------------------------------
Fully Amortizing             5                  1.8
=========================================================
     Total:                 190               100.0%
=========================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT).